Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 5, 2017 (this “Amendment”), among SPECTRA ENERGY PARTNERS, LP, a Delaware limited partnership (the “Borrower”), and each Lender (as defined below) party hereto.

Reference is hereby made to (i) the Amended and Restated Credit Agreement dated as of November 1, 2013 (as heretofore amended, restated, supplemented or otherwise modified, the “Credit Agreement,” and as amended by this Amendment, the “Amended Credit Agreement”), by and among the Borrower, the lenders from time to time party thereto (the “Lenders”) and Citibank, N.A., in its capacity as administrative agent (the “Agent”), and (ii) the Agreement and Plan of Merger dated as of September 5, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Spectra Energy Corp, a Delaware corporation (“Parent”), Enbridge Inc. and Sand Merger Sub, Inc., pursuant to which Parent and Enbridge Inc. (or any subsidiary thereof) may merge (the “Proposed Merger”).

In connection with the Proposed Merger, the Borrower and the Lenders wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Amended Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 of this Amendment, but effective immediately upon the consummation of the Proposed Merger, the Credit Agreement shall be amended as follows:

2.01 Definitions.

(a) Section 1.01 of the Credit Agreement shall be amended by adding the following definitions in the appropriate alphabetical location:

““Enbridge Parent” means Enbridge Inc., a Canadian corporation.

“Merger Agreement” means the Agreement and Plan of Merger dated as of September 5, 2016, as amended, restated, supplemented, or otherwise modified from time to time, among Ultimate Parent, Enbridge Parent and Sand Merger Sub, Inc., a Delaware corporation.

“Proposed Merger” means the proposed merger of Enbridge Parent (or any Subsidiary thereof) and Ultimate Parent pursuant to the Merger Agreement.”

(b) Section 1.01 of the Credit Agreement shall be amended by restating the definition of “Joint Lead Arrangers” in its entirety to read as follows:

““Joint Lead Arrangers” means JPMorgan Chase Bank, N.A., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), Mizuho Bank, Ltd. and Wells Fargo Securities, LLC.”

2.02 Change of Control. Section 6.01(g) shall be amended and restated in its entirety to read as follows:

“(g) (i) Ultimate Parent ceasing to own, directly or indirectly, a majority of the Voting Stock of the General Partner; (ii) the General Partner shall cease to be the general partner of the Borrower; or (iii) Enbridge Parent ceasing to own, directly or indirectly, a majority of the Voting Stock of Ultimate Parent (or other Equity Securities convertible into such Voting Stock); or”

Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders party hereto that (a) the representations and warranties contained Section 4.01 of the Amended Credit Agreement are correct in all material respects (except for those representations and warranties qualified by “materiality,” “Material Adverse Effect” or a like qualification, which shall be correct in all respects) on the Amendment Effective Date (as defined below) (except for those representations and warranties that specifically relate to a prior date, which shall have been correct on such prior date) and (b) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date or would result from giving effect to this Amendment.

Section 4. Conditions Precedent. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions precedent have been satisfied:

4.01 Counterparts. The Agent shall have received one or more counterparts of this Amendment, executed and delivered by the Borrower and Lenders constituting the Required Lenders.

4.02 Fees. The Agent shall have received all fees and other amounts due and payable to it on or prior to the Amendment Effective Date, including reimbursement or payment of all reasonable and invoiced out-of-pocket fees, charges and expenses of a single counsel to the Agent in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) and such other counsel retained with the Borrower’s prior written consent (such consent not to be unreasonably withheld or delayed), required to be reimbursed or paid by the Borrower under the Amended Credit Agreement.

Section 5. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

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Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and the Borrower (a) ratifies, confirms and reaffirms all provisions of the Credit Agreement as amended by this Amendment, and (b) ratifies and confirms that all obligations of the Borrower under the Notes and the Credit Agreement as amended by this Amendment are not released, reduced, or otherwise adversely affected by this Amendment. The execution and delivery of this Amendment shall not constitute a novation of any indebtedness or other obligations owing to any Lender, any Issuing Bank or the Agent under the Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Amendment. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means (.pdf or .tif) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York. Each of the parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York and of any New York State court sitting in New York County, Borough of Manhattan, and any appellate court from any such federal or state court, for purposes of all suits, actions or legal proceedings arising out of or relating to this Amendment and the Amended Credit Agreement or the transactions contemplated hereby or thereby. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH OF THE BORROWER AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT OR THE NOTES OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[Remainder of page intentionally left blank; signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SPECTRA ENERGY PARTNERS, LP, as Borrower

By:	Spectra Energy Partners (DE) GP, LP,
its general partner

	By:	Spectra Energy Partners GP, LLC,
its general partner

	By:	/s/ Laura J. Buss Sayavedra
Name: Laura J. Buss Sayavedra
Title: Vice President and Treasurer

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

CITIBANK, N.A., as a Lender

By:	/s/ Maureen Maroney
Name: Maureen Maroney
Title: Vice President

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

JPMORGAN CHASE BANK, N.A., as a
Lender

By:	/s/ Bridget Killackey
Name: Bridget Killackey
Title: Executive Director

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael Clayborne
Name: Michael Clayborne
Title: Director

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

MIZUHO BANK, LTD., as a Lender

By:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Doug McDowell
Name: Doug McDowell
Title: Senior Portfolio Manager

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Sherwin Brandford
Name: Sherwin Brandford
Title: Director

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

SUNTRUST BANK, as a Lender

By:	/s/ Chulley Bogle
Name: Chulley Bogle
Title: Vice President

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By:	/s/ Joan Park
Name: Joan Park
Title: Authorized Signatory

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ushma Dedhiya
Name: Ushma Dedhiya
Title: Authorized Signatory

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Patrick Layton
Name: Patrick Layton
Title: Authorized Signatory

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kevin D. Smith
Name: Kevin D. Smith
Title: Senior Vice President

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Keith L. Burson
Name: Keith L. Burson
Title: Senior Vice President

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Managing Director

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Richard Antl
Name: Richard Antl
Title: Authorized Signatory

By:	/s/ William M. Reid
Name: William M. Reid
Title: Authorized Signatory

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

Toronto Dominion (New York) LLC, as a Lender

By:	/s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)

EXPORT DEVELOPMENT CANADA,
as a Lender

By:	/s/ Trevor Mulligan
Name: Trevor Mulligan
Title: Asset Manager

By:	/s/ David Thompson
Name: David Thompson
Title: Asset Manager

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

(Spectra Energy Partners, LP)